CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No's. 33-77600, 33-76090, 33-36968, and 33-88706.

                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona,
 March 12, 1996.